SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 30, 2004


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                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-31258                13-3880755
(State or Other Jurisdiction         Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

        3211 Jermantown Road, Suite 700
               Fairfax, Virginia                               22030-2801
    (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200

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Item 1.01.    Entry into a Material Definitive Agreement.
Item 2.03.    Creation of a Direct Financial Obligation.

     On September 30, 2004, Anteon International Corporation, a Delaware corporation (the "Company"), entered into a second amendment to its existing credit agreement ("Second Amendment") with the Bank of America, N.A., as administrative agent and issuing bank and Citizens Bank of Pennsylvania, as collateral agent and swingline lender (collectively, the "Lenders").


     Under the Second Amendment, the parties agreed to: (a) lower the Applicable Percentage with respect to any Eurodollar Term Loan from 2.00% to 1.75%, and with respect to any ABR Term Loan, from 0.75% to 0.50%; and (b) with respect to certain of the Lenders, provide additional Term Loans to the Company in an aggregate principal amount of $16,125,000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANTEON INTERNATIONAL CORPORATION

Date: October 6, 2004                              /s/    Curtis L. Schehr
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                                                   Curtis L. Schehr
                                                   Senior Vice President,
                                                   General Counsel and Secretary


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